SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                                FORM 8-K

               Current Report Under Section 13 or 15(d) of
                   the Securities Exchange Act of 1934

Date of Report                              March 6, 2006

Commission File No.                               0-8190

                     WILLIAMS INDUSTRIES, INCORPORATED
                     ---------------------------------
             (Exact name of registrant as specified in its charter)

         Virginia                              54-0899518
-----------------------------         -------------------------
(State or other jurisdiction of     (I.R.S. Employer Identification
 incorporation or organization)               Number)

     8624 J.D. Reading Drive                     20109
---------------------------------        ----------------------
(Address of Principal Executive                 (Zip Code)
 Offices)

         P.O. Box 1770                           20108
---------------------------------        ----------------------
(Mailing Address of Principal                   (Zip Code)
 Executive Offices)

                             (703) 335-7800
          ----------------------------------------------------
          (Registrant's telephone Number, including area code)



Item 2.04

On March 6, 2006, the Company failed to make payment of approximately $4.8 million due to United Bank pursuant to a Forbearance Agreement dated June 30, 2005, as amended on September 30, 2005. The Company has requested an extension of the maturity date and is pursuing further discussions with the bank.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Williams Industries, Incorporated

Date:  March 9, 2006
                                /s/ FRANK E. WILLIAMS, III
                               -------------------------------
                                Frank E. Williams, III, President